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                                                                    EXHIBIT 99.9


                                    IMPORTANT


         ENCLOSED ARE MULTIPLE PROXIES FOR THE PARKER & PARSLEY LIMITED PARTNERSHIPS THAT YOU CURRENTLY OWN. IN ORDER TO VOTE ALL OF YOUR HOLDINGS, PLEASE SIGN, DATE AND MAIL BACK EACH OF THE PROXIES ENCLOSED IN THE POSTAGE PAID ENVELOPE PROVIDED.















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(NAME)
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(ADDRESS)
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(CITY, STATE) (ZIP)
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